October 2003

Investor Presentation

Santander BanCorp

This presentation contains certain forward looking statements with respect to the financial condition, results of operations and business of Santander BanCorp that are subject to various risk factors which could cause actual results to differ materially from such operations or estimates. Such factors include, but are not limited, to the possibility that adverse general economic conditions or that an adverse interest rate environment could develop.

Agenda

- **Introduction to Santander BanCorp**
- **Investment Highlights**
- **Puerto Rico: Essential Information**
- **Business Model**
- **Financial Information**
- **Closing Remarks**

Santander BanCorp

- Financial holding company with 27 years operating experience in Puerto Rico

- $7.2 billion in total assets as of September 30, 2003

- Trades in NYSE (SBP) and Madrid Stock Exchange (XSBP)
  - $950 million market capitalization
  - 11% free-float

- Majority stockholder: Banco Santander Central Hispano, S.A.
  - 89% ownership

Grupo Santander

- 14th largest bank in the world by market capitalization
- Leader in Europe and Latin America
  - Second largest bank by market capitalization in the Euro Zone
  - Leading market share in Spain and Latin America
- Over $393 billion in total assets as of June 30, 2003
- Over 36 million clients in 42 countries, including all major financial centers
- Puerto Rico is the oldest international holding

Organizational Structure


Holding
Santander BanCorp*
Banco Santander Puerto Rico
Commercial Bank
Santander Insurance Agency
Insurance
Santander Securities*
Broker - Dealer
Santander Mortgage
Mortgage
Santander International Bank
International Bank
Santander Asset Management
Asset Management

* Santander BanCorp is currently negotiating the acquisition of Santander Securities from Banco Santander Central Hispano, S.A.

Agenda

- Introduction to Santander BanCorp
- **Investment Highlights**
- Puerto Rico: Essential Information
- Business Model
- Financial Information
- Closing Remarks

Investment Highlights

- Developing turnaround story supported by recent results
  - 3Q03 over 3Q02 net income up 254%
  - 3Q03 over 2Q03 net income up 54%
- Large client base and strong branch network
  - 270,000+ client base (24% of Puerto Rico households)
  - 2nd largest branch network in Puerto Rico (66 branches + 140 ATMs)
- New management team
  - Experienced local executives
  - Increased local decision-making

Investment Highlights (continued)

- Strong capitalization and committed majority stockholder
  - 13.5% total regulatory capital
  - Majority stockholder is 14th largest bank in the world by market cap
- Earnings potential
  - Loan production and credit quality improvement
  - Improved efficiency
  - Fee income generation (acquisition of Securities / Asset Management affiliates)
- Value opportunity in Puerto Rico
  - Attractive valuation (1.8x book value vs. 3.3x of local peers)
  - Relatively low interest rate sensitivity

Agenda

- Introduction to Santander BanCorp
- Investment Highlights
- **Puerto Rico: Essential Information**
- Business Model
- Financial Information
- Closing Remarks

Puerto Rico: A diversified regional economy

- Regional economy of the United States
  - Commonwealth relationship
  - 3,500 sq.mi. Caribbean Island (2.5 hrs. from Miami / 3.5 hrs. from N.Y.)
  - 3.8 million population with high density (1,114 per sq.mi.)
  - $71 billion GDP (fiscal 2002)
  - 1.7% FY2003 and 2.5% FY2004 projected economic growth
- Diversified economy
  - Strong pharmaceutical and electronics manufacturing center
  - Manufacturing: 43% of GDP
  - Limited exposure to cyclical sectors
  - Strong real estate market
  - Dynamic consumer market

Puerto Rico: Solid banking sector with tax advantages

- Efficient and competitive banking sector
  - U.S. regulated banking sector
  - Over $1 billion net income in 2002
  - Stable asset quality (around 2% NPL ratio)

- Important tax advantages
  - No federal income taxes paid by Puerto Rico residents
  - Puerto Rico corporations considered foreign for federal tax purposes
  - Low effective tax rate on portfolio investment income

Strong financial capacity of the Government of Puerto Rico to withstand economic cycles

- “A-” by S&P and “Baa1” by Moody’s
- Puerto Rico government bonds are “triple tax-exempt”
- Access to U.S. municipal capital markets
- Fixed low interest rate cost up to 30 years

Agenda

- Introduction to Santander BanCorp
- Investment Highlights
- Puerto Rico: Essential Information
- **Business Model**
- Financial Information
- Closing Remarks

Business Strategy

Business Plan 2006:

Client Focused Banking

Sales and Distribution

- Adopt a more aggresive stance to grow our loan portfolio
- Leverage our client base and strong branch network to cross-sell products and services
- Differentiate products and services by segments to increase client profitability and loyalty

Credit and Market Risk

- Agile and flexible credit policies adapted to our market
- Continuous improvement in asset quality
- Emphasize recoveries
- Maintain an investment portfolio adequate to our asset size to capitalize on local tax advantages

Efficiency

- Limit expense growth to inflation rate
- Obtain efficiencies from new operating system
- Streamline organizational structure

- Quality of Service
- Client Orientation
- Superior asset quality
- Human Resources
- Information Technology

Client Focused Banking: A customer-driven model

Business Segment	Clients 270,000 +	Relationship Officers: 330
Global Corporate > $ 75 MM	31	2
Institutional	925	5
Middle Market < $ 75 MM > $5 MM	2,000	22
Small Business < $5 MM	17,700	94
Individuals	250,000	207

ANNUAL SALES

* Does not include securities and asset management clients of affiliated entities.

Four principal business lines to serve our client base

Business Areas	Description
Commercial Banking	2nd largest branch network in Puerto Rico offering diversified commercial banking products and services
Mortgage	4th largest residential mortgage loan originator and servicer in Puerto Rico
Insurance	Insurance agency offering credit related and open market insurance products
Securities*	2nd largest securities broker-dealer and asset management firm in Puerto Rico offering wide array of financial products, including proprietary mutual funds

* Santander BanCorp is currently negotiating the acquisition of Santander Securities from Banco Santander Central Hispano, S.A.

New Management Team

Name and title	Years of Experience	Years with SBP
José R. González, President and CEO	23	2
Carlos M. García, EVP Wholesale Banking and President, S. Securities	10	1
Rafael Saldaña, EVP Retail Banking	20	<1
Roberto E. Córdova, EVP Corporate Banking	18	<1
Juan Dávila, EVP and Chief Lending Officer	11	<1
Sinesio Díaz, President, Santander Mortgage	24	2
Jorge García, President, Santander Insurance Agency	15	3
María Calero, EVP Administration and Chief Accounting Officer	28	14
Patricio Silva, SVP Operations and Information Technology	22	2
José Casellas, SVP and Treasurer	9	2

Agenda

- Introduction to Santander BanCorp
- Investment Highlights
- Puerto Rico: Essential Information
- Business Model
- **Financial Information**
- Closing Remarks

Selected Financial Data

$ in millions, except EPS

Balance Sheet	1999	2002	Sep-2003
Assets	8,038	7,065	7,169
Loans	4,453	3,795	4,037
Investment Securities	3,029	2,368	2,564
Deposits	4,061	4,520	3,691
Stockholders' Equity	547	577	581
Income Statement			
Net Interest Income	254	205	138
Provision for Loan Losses	(26)	(64)	(35)
Non Interest Income	45	69	58
Operating Expenses	(172)	(189)	(144)
Net Income	80	21	17
EPS	1.64	0.38	0.31

Selected Financial Ratios

	1999	2002	Sep-2003
Net Interest Margin*	3.84%	3.47%	3.24%
Total Regulatory Capital	11.34%	13.51%	13.52%
Efficiency Ratio*	52.44%	68.73%	72.48%
ROA	1.04%	0.31%	0.34%
ROE	16.18%	3.05%	3.55%
Cash dividends to C/S	$ 0.44	$ 0.44	$ 0.33

* On a tax equivalent basis.

Asset Composition

$7.2 billion as of September 30, 2003


Cash
5%
Other
2%
Investments
36%
Loans
57%

Investment Portfolio Composition

- $2.6 billion as of September 30, 2003
- 4.2% weighted average yield and 3.5 yrs. duration


Mortgage Backed Securities 52%
FHLB Stock 1%
U.S. Treasuries and Agency Obligations 44%
P.R. Govt. Obligations 3%

Investment Portfolio was repositioned in order to improve its earnings contribution

$ in millions	Sep 2002	Sep 2003
Portfolio	$1,996	$2,565
Yield	3.53%	4.21%
Cost	4.07%	2.86%
Net Margin %	-0.54%	1.35%
Net Margin $ (annualized)	(11)	35
Portfolio duration (yrs.)	1.62	3.47
Funding duration (yrs.)	2.17	1.59
Gap duration (yrs.)	-0.55	1.88

Loan Portfolio Composition

- $4 billion as of September 30, 2003
- 76% of the portfolio is collateralized



Consumer 12%
Institutional 6%
Corporate 8%
Small Business 18%
Middle Market 23%
Residential Mortgages 33%

Asset Quality

($ millions)	Dec 2002	Sep 2003	Change
Non performing loans (NPL)	$123	$106	-14%
Net Chargeoffs	59	38 *	-35%
Allowance for loan losses	58	64	11%
NPL / Total Loans	3.20%	2.58%	
Allowance for loan losses / NPL	46.95%	60.78%	

* Annualized 2003 YTD figures

Funding as of September 30, 2003

- **Low retail cost of funding of 1.17%**
- **86% are client deposits**

$ in millions		Balance	Rate
Retail Client Funding			
Demand and savings	$	2,526	0.90%
CDs and IRAs		630	2.26%
Total		**3,156**	**1.17%**
Wholesale Funding			
Fed funds, S/T repos & CP		1,514	1.48%
Deposits		237	1.33%
Broker CDs		298	1.07%
L/T Repos and Notes		1,239	4.89%
Total		**3,288**	**2.72%**
Total Funding	**$**	**6,444**	**1.96%**

The value of our client deposit franchise



Historical spread is 300 basis pts. below wholesale funding cost
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Dec-95
Dec-96
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
1m Libor
Cost of Deposits

Santander Bancorp had a history of over 20 years of consistent earnings growth


$ in millions
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$40
$45
$68
$70
$80
$77
$52
$21
1995
1996
1997
1998
1999
2000
2001
2002

Improvement in quarterly net income signals the beginning of a turnaround for Santander Bancorp



$ in millions
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
$13.9
$7.4
$2.3
-$2.7
$3.2
$5.3
$8.2
257%
55%
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03

Agenda

- Introduction to Santander BanCorp
- Investment Highlights
- Puerto Rico: Essential Information
- Business Model
- Financial Information
- **Closing Remarks**

SBP Stock Performance*

- 96% appreciation in past 12 months (from $490 MM to $950 MM)
- Trades at a discount to Puerto Rico peer banks (1.8x vs. 3.3x book value)



US$460 MM of market capitalization appreciation
IPO Price** $17.77
Price Oct-28-2002 $11.50
Price Oct-25-2003 $22.50
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
Oct-31-02
Nov-14-02
Nov-29-02
Dec-13-02
Dec-30-02
Jan-14-03
Jan-29-03
Feb-12-03
Feb-27-03
Mar-13-03
Mar-27-03
Apr-10-03
Apr-25-03
May-9-03
May-23-03
Jun-9-03
Jun-23-03
Jul-8-03
Jul-23-03
Aug-6-03
Aug-20-03
Sep-4-03
Sep-18-03
Oct-2-03
Oct-16-03

* As of October 25, 2003

** Adjusted IPO (November 1998) price for two 10% stock dividends.

Growth Opportunities

- Santander BanCorp's growth is expected to be driven by:
  - The successful implementation of its *Client Focused Banking* model
  - Leadership in commercial banking, securities, mortgage and insurance
  - Increasing market share in all principal lines of business
  - Efficient operations, supported by information technology
  - Superior asset quality

Thank you!

Santander BanCorp